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                            PRUDENTIAL MUTUAL FUNDS
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               Prudential Institutional Liquidity Portfolio, Inc.
                      Supplement dated September 18, 2001

   The following information supplements the description under 'How to Buy and Sell Shares of the Fund--Understanding the Price You'll Pay' and 'How to Buy and Sell Shares of the Fund--How to Sell Your Shares' in the Prospectus:

   We determine the NAV of our shares once each business day at 4:00 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading, or in the event that the NYSE is closed, when the U.S. government bond market and U.S. Federal Reserve Banks are open. On days when the NYSE is open, your purchase order or redemption request must be received by PMFS by 4:00 p.m., New York time, in order to receive the NAV for that day. On days when the NYSE is closed, but the U.S. government bond market and U.S. Federal Reserve banks are open, your purchase order or redemption request must be received no later than the earlier of the time the U.S. government bond market (as recommended by the Bond Market Association) or the U.S. Federal Reserve banks close in order to receive the NAV for that day. The NYSE is closed on most national holidays and Good Friday. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not affect the NAV.

   The following information supplements the description under 'Net Asset Value' in the Statement of Additional Information (SAI):

   NAV is computed at 4:00 p.m., New York time, on days that the New York Stock Exchange (NYSE) is open for trading, or in the event that the NYSE is closed, the earlier of the time when the U.S. government bond market or the U.S. Federal Reserve banks close.

   Listed below are the names of the Prudential Mutual Funds and the dates of the prospectuses and SAIs to which this supplement relates.

Name of Fund                                   Prospectus/SAI Date
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
Prudential Institutional Liquidity
 Portfolio, Inc.
  Institutional Money Market Series--
  Class A Shares                               June 4, 2001
  Institutional Money Market Series--
  Class I Shares                               June 4, 2001

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